UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

JULY 31, 2012 Semiannual Report to Shareholders

DWS Core Plus Income Fund

Contents
4 Performance Summary
7 Portfolio Management Team
8 Portfolio Summary
9 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
29 Notes to Financial Statements
42 Information About Your Fund's Expenses
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Account Management Resources
50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2012 (Unaudited)
Average Annual Total Returns as of 7/31/12
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.01%	6.55%	6.90%	2.04%	3.22%
Class B	3.72%	5.75%	6.12%	1.29%	2.43%
Class C	3.72%	5.75%	6.13%	1.29%	2.44%
Barclays U.S. Aggregate Bond Index+	2.88%	7.25%	6.85%	6.91%	5.65%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	-0.67%	1.75%	5.27%	1.11%	2.75%
Class B (max 4.00% CDSC)	-0.28%	2.75%	5.53%	1.12%	2.43%
Class C (max 1.00% CDSC)	2.72%	5.75%	6.13%	1.29%	2.44%
Barclays U.S. Aggregate Bond Index+	2.88%	7.25%	6.85%	6.91%	5.65%
No Sales Charges
Class S	4.22%	6.77%	7.11%	2.27%	3.45%
Institutional Class	4.17%	6.77%	7.22%	2.34%	3.55%
Barclays U.S. Aggregate Bond Index+	2.88%	7.25%	6.85%	6.91%	5.65%

‡ Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 6/30/12 (most recent calendar quarter end)
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	6.13%	7.25%	1.76%	3.13%
Class B	5.43%	6.47%	1.01%	2.33%
Class C	5.43%	6.44%	1.01%	2.35%
Barclays U.S. Aggregate Bond Index+	7.47%	6.93%	6.79%	5.63%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	1.35%	5.61%	0.83%	2.65%
Class B (max 4.00% CDSC)	2.43%	5.88%	0.84%	2.33%
Class C (max 1.00% CDSC)	5.43%	6.44%	1.01%	2.35%
Barclays U.S. Aggregate Bond Index+	7.47%	6.93%	6.79%	5.63%
No Sales Charges
Class S	6.44%	7.47%	2.01%	3.36%
Institutional Class	6.45%	7.54%	2.08%	3.46%
Barclays U.S. Aggregate Bond Index+	7.47%	6.93%	6.79%	5.63%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.05%, 1.95%, 1.85%, 0.79% and 0.70% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 7/31/12	$11.15	$11.16	$11.15	$11.15	$11.11
1/31/12	$10.87	$10.88	$10.87	$10.86	$10.83
Distribution Information: Six Months as of 7/31/12: Income Dividends	$.16	$.12	$.12	$.17	$.18
July Income Dividend	$.0271	$.0200	$.0200	$.0293	$.0296
SEC 30-day Yield++ as of 7/31/12	1.98%	1.33%	1.33%	2.32%	2.33%
Current Annualized Distribution Rate++ as of 7/31/12	2.92%	2.15%	2.15%	3.15%	3.20%

++ The SEC yield is net investment income per share earned over the month ended July 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.92%, 1.05%, 1.19% and 2.24% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.86%, 1.87%, 2.01% and 3.07% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — Intermediate-Term Bond Funds Category as of 7/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	767	of	1,184	65
3-Year	749	of	1,024	73
5-Year	867	of	882	98
10-Year	596	of	613	97
Class B 1-Year	942	of	1,184	79
3-Year	897	of	1,024	87
5-Year	873	of	882	98
10-Year	607	of	613	99
Class C 1-Year	943	of	1,184	79
3-Year	896	of	1,024	87
5-Year	874	of	882	99
10-Year	606	of	613	98
Class S 1-Year	688	of	1,184	58
3-Year	695	of	1,024	68
5-Year	865	of	882	98
10-Year	584	of	613	95
Institutional Class 1-Year	686	of	1,184	58
3-Year	672	of	1,024	65
5-Year	863	of	882	97
10-Year	579	of	613	94

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 19 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• Head of US High Yield Bonds, Retail: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Ohn Choe, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset Management in 2005.

• BSBA, Georgetown University.

Portfolio Summary (Unaudited)

Investment Portfolio as of July 31, 2012 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 29.3%
Consumer Discretionary 7.0%
AMC Entertainment, Inc., 8.75%, 6/1/2019		2,800,000	3,038,000
CBS Corp., 3.375%, 3/1/2022		800,000	831,532
CCO Holdings LLC, 6.5%, 4/30/2021		1,080,000	1,169,100
DIRECTV Holdings LLC, 2.4%, 3/15/2017		1,750,000	1,796,532
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		1,430,000	1,524,738
Lowe's Companies, Inc., 1.625%, 4/15/2017		500,000	510,716
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		1,060,000	1,142,058
MGM Resorts International, 9.0%, 3/15/2020		1,750,000	1,949,062
NBCUniversal Media LLC:
5.15%, 4/30/2020		950,000	1,126,955
5.95%, 4/1/2041		650,000	823,163
Norcraft Companies LP, 10.5%, 12/15/2015		350,000	357,000
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016 (b)		2,500,000	2,762,500
Time Warner Cable, Inc., 4.0%, 9/1/2021		910,000	1,002,352
Time Warner, Inc., 7.625%, 4/15/2031		900,000	1,223,682
Yum! Brands, Inc.:
3.875%, 11/1/2020		1,990,000	2,183,384
5.3%, 9/15/2019		310,000	360,569
			21,801,343
Consumer Staples 1.9%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019		2,000,000	2,686,880
CVS Caremark Corp., 5.75%, 5/15/2041		395,000	506,095
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		1,100,000	1,095,820
Kroger Co., 6.9%, 4/15/2038		350,000	443,190
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,000,000	1,062,500
			5,794,485
Energy 3.9%
Apache Corp., 3.25%, 4/15/2022		915,000	990,876
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,400,000	1,803,466
Encana Corp., 5.15%, 11/15/2041		340,000	355,836
Enterprise Products Operating LLC, 6.125%, 10/15/2039		1,190,000	1,403,649
KazMunayGaz National Co., Series 1, REG S, 8.375%, 7/2/2013		210,000	221,519
ONEOK Partners LP, 6.15%, 10/1/2016		1,205,000	1,409,085
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044 (b)		500,000	557,500
Phillips 66, 144A, 2.95%, 5/1/2017		1,045,000	1,096,120
Reliance Holdings U.S.A., Inc., 144A, 4.5%, 10/19/2020		2,150,000	2,136,747
Weatherford International Ltd., 5.125%, 9/15/2020		1,900,000	2,074,336
			12,049,134
Financials 8.4%
American International Group, Inc., 4.875%, 6/1/2022		800,000	851,683
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		250,000	262,825
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017		500,000	511,250
Bancolombia SA, 5.95%, 6/3/2021		250,000	273,750
Bank of America Corp., 5.75%, 12/1/2017		705,000	778,317
Bank of New York Mellon Corp., 2.4%, 1/17/2017		500,000	521,213
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		250,000	258,750
Berkshire Hathaway, Inc., 1.9%, 1/31/2017		860,000	890,186
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		250,000	255,625
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016		387,000	409,694
CNA Financial Corp., 5.75%, 8/15/2021		1,538,000	1,741,596
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		1,290,000	1,284,367
7.0%, 4/15/2015		2,375,000	2,642,187
General Electric Capital Corp., 2.9%, 1/9/2017		3,205,000	3,354,972
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		250,000	273,124
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,900,000	2,040,087
Kazakhstan Temir Zholy Finance BV, 144A, 6.95%, 7/10/2042		250,000	276,250
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	529,598
Morgan Stanley:
3.8%, 4/29/2016		1,000,000	990,436
6.375%, 7/24/2042		150,000	150,697
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		769,000	806,035
Odebrecht Finance Ltd., 144A, 5.125%, 6/26/2022		750,000	766,875
PNC Bank NA, 6.875%, 4/1/2018		700,000	852,559
PNC Funding Corp., 3.3%, 3/8/2022		1,680,000	1,771,290
SunTrust Banks, Inc., 3.6%, 4/15/2016		568,000	594,095
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		1,500,000	1,656,994
Toll Brothers Finance Corp., 8.91%, 10/15/2017		950,000	1,174,640
Turkiye Halk Bankasi AS, 144A, 4.875%, 7/19/2017		200,000	201,000
			26,120,095
Health Care 1.3%
Amgen, Inc., 5.15%, 11/15/2041		950,000	1,051,530
Express Scripts Holding Co., 7.25%, 6/15/2019		800,000	1,015,795
Gilead Sciences, Inc., 4.4%, 12/1/2021		650,000	738,434
McKesson Corp., 4.75%, 3/1/2021		1,050,000	1,232,245
			4,038,004
Industrials 1.8%
ADT Corp., 144A, 3.5%, 7/15/2022		455,000	469,680
BAA Funding Ltd., 144A, 2.5%, 6/25/2015		335,000	341,487
Burlington Northern Santa Fe LLC, 3.45%, 9/15/2021		254,000	270,377
CSX Corp., 6.15%, 5/1/2037		1,000,000	1,290,883
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		250,000	258,898
Masco Corp., 6.125%, 10/3/2016		2,700,000	2,902,257
			5,533,582
Information Technology 1.8%
Applied Materials, Inc., 5.85%, 6/15/2041		700,000	896,295
Equinix, Inc., 7.0%, 7/15/2021		2,600,000	2,892,500
Hewlett-Packard Co., 3.3%, 12/9/2016		1,210,000	1,260,965
Xerox Corp., 2.95%, 3/15/2017		472,000	477,143
			5,526,903
Materials 2.3%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022		150,000	153,953
ArcelorMittal, 6.125%, 6/1/2018		1,000,000	1,033,780
Corporacion Nacional del Cobre - Codelco, REG S, 7.5%, 1/15/2019		1,750,000	2,239,388
Dow Chemical Co.:
4.25%, 11/15/2020		1,045,000	1,165,291
5.25%, 11/15/2041		350,000	407,784
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		1,320,000	1,332,557
Teck Resources Ltd., 3.0%, 3/1/2019		680,000	684,320
			7,017,073
Telecommunication Services 0.1%
AT&T, Inc., 3.875%, 8/15/2021		389,000	437,701
Utilities 0.8%
DTE Energy Co., 7.625%, 5/15/2014		420,000	467,706
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		63,034	53,729
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		1,169,000	1,268,489
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015		500,000	518,167
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		300,000	348,750
			2,656,841
Total Corporate Bonds (Cost $84,506,100)			90,975,161

Mortgage-Backed Securities Pass-Throughs 40.2%
Federal Home Loan Mortgage Corp.:
3.5%, 4/1/2042		15,709,084	16,820,991
4.5%, 6/1/2041		6,290,349	6,796,034
7.0%, 1/1/2038		205,699	233,984
Federal National Mortgage Association:
2.501%**, 8/1/2037		467,218	492,760
3.0%, 10/1/2026 (c)		26,500,000	27,897,462
4.0%, with various maturities from 7/1/2040 until 9/1/2040 (c)		38,089,007	40,921,036
4.5%, 5/1/2041		464,629	504,358
5.0%, 8/1/2020		387,716	419,036
5.5%, with various maturities from 12/1/2032 until 9/1/2036		6,271,930	6,940,250
6.0%, with various maturities from 9/1/2036 until 2/1/2037		3,271,973	3,615,382
6.5%, with various maturities from 9/1/2016 until 6/1/2017		320,691	350,067
7.0%, 4/1/2038		335,248	381,643
8.0%, 9/1/2015		87,161	92,395
Government National Mortgage Association:
3.0%, 2/1/2042 (c)		5,000,000	5,278,125
3.5%, 10/1/2041 (c)		10,000,000	10,838,282
4.0%, with various maturities from 8/1/2040 until 6/15/2042 (c)		2,994,507	3,302,732
Total Mortgage-Backed Securities Pass-Throughs (Cost $122,157,790)			124,884,537

Asset-Backed 0.9%
Credit Card Receivables
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.999%**, 8/15/2018 (Cost $2,736,703)		2,600,000	2,725,346

Commercial Mortgage-Backed Securities 4.7%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 1.999%**, 11/15/2015		2,983,559	2,849,269
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.715%**, 6/11/2040		400,000	466,076
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039		3,000,000	3,391,239
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		265,000	272,454
"A4", Series 2007-C1, 5.716%, 2/15/2051		1,375,000	1,584,206
"F", Series 2007-LD11, 5.815%**, 6/15/2049		1,660,000	152,705
"H", Series 2007-LD11, 144A, 5.815%**, 6/15/2049*		2,910,000	55,290
"J", Series 2007-LD11, 144A, 5.815%**, 6/15/2049*		1,000,000	2,900
"K", Series 2007-LD11, 144A, 5.815%**, 6/15/2049*		2,380,000	714
LB-UBS Commercial Mortgage Trust:
"E", Series 2005-C2, 5.314%**, 4/15/2040		1,250,000	476,156
"A4", Series 2007-C6, 5.858%**, 7/15/2040		2,875,000	3,315,968
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.846%**, 6/12/2050		1,809,986	1,948,119
Total Commercial Mortgage-Backed Securities (Cost $20,667,474)			14,515,096

Collateralized Mortgage Obligations 4.9%
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		417,633	260,337
Federal Home Loan Mortgage Corp.:
"NI", Series 4020, Interest Only, 3.0%, 3/15/2027		887,041	101,917
"LI", Series 3838, Interest Only, 4.5%, 4/15/2022		2,453,820	211,758
Federal National Mortgage Association, ''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		9,120,983	963,737
Government National Mortgage Association:
"HX", Series 2012-91, 3.0%, 9/20/2040		2,965,054	3,154,194
"CI", Series 2010-145, Interest Only, 4.0%, 11/20/2035		2,225,770	178,482
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		7,288,766	782,233
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		5,220,879	552,495
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039		4,474,735	637,110
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		3,917,436	504,053
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		3,474,028	496,145
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036		3,654,529	350,796
"PD", Series 2011-25, 4.5%, 10/16/2039		4,000,000	4,592,641
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		3,174,550	254,063
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039		5,089,123	713,337
"JI", Series 2010-67, Interest Only, 5.0%, 10/20/2033		3,356,004	241,131
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,443,438	208,309
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		4,923,686	705,439
"KI", Series 2010-130, Interest Only, 5.5%, 9/16/2040		640,941	101,760
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		1,014,873	151,410
Total Collateralized Mortgage Obligations (Cost $16,574,030)			15,161,347

Government & Agency Obligations 29.5%
Sovereign Bonds 6.1%
Republic of Argentina, GDP Linked Note, 12/15/2035 (d)		1,540,000	111,628
Republic of Croatia, REG S, 6.75%, 11/5/2019		1,650,000	1,732,500
Republic of Egypt, 9.1%, 9/20/2012	EGP	850,000	139,420
Republic of Indonesia, REG S, 4.875%, 5/5/2021		2,350,000	2,667,250
Republic of Lithuania:
REG S, 5.125%, 9/14/2017		675,000	732,375
144A, 6.125%, 3/9/2021		1,000,000	1,143,800
Republic of Panama:
5.2%, 1/30/2020		1,400,000	1,666,000
7.125%, 1/29/2026		330,000	464,475
7.25%, 3/15/2015		300,000	343,500
Republic of Peru, 7.35%, 7/21/2025		1,550,000	2,263,000
Republic of Poland, 5.0%, 3/23/2022		1,000,000	1,145,000
Republic of Serbia, REG S, 6.75%, 11/1/2024		1,500,000	1,425,000
Republic of Sri Lanka, 144A, 5.875%, 7/25/2022		250,000	253,125
Republic of Turkey, 6.0%, 1/14/2041		1,000,000	1,155,000
Russian Federation:
REG S, 5.0%, 4/29/2020		2,300,000	2,608,200
144A, 5.625%, 4/4/2042		200,000	237,000
Government of Ukraine, 144A, 6.58%, 11/21/2016		250,000	229,318
Vnesheconombank, 144A, 6.025%, 7/5/2022		500,000	543,750
			18,860,341
U.S. Treasury Obligations 23.4%
U.S. Treasury Bill, 0.13%***, 9/6/2012 (e)		482,000	481,966
U.S. Treasury Bonds:
3.5%, 2/15/2039		4,750,000	5,687,384
3.75%, 8/15/2041		3,000,000	3,746,718
4.75%, 2/15/2037		7,800,000	11,206,408
U.S. Treasury Notes:
0.5%, 10/15/2013 (b)		10,000,000	10,035,550
1.0%, 1/15/2014 (b)		10,620,000	10,741,132
1.0%, 8/31/2016 (b)		26,000,000	26,562,666
1.5%, 7/31/2016 (b)		4,000,000	4,166,248
			72,628,072
Total Government & Agency Obligations (Cost $86,390,085)			91,488,413

Loan Participations and Assignments 0.3%
Sovereign Loans
Gazprom OAO, 144A, 8.125%, 7/31/2014		705,000	777,615
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		255,000	299,306
Total Loan Participations and Assignments (Cost $961,330)			1,076,921

Municipal Bonds and Notes 5.8%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		950,000	1,217,444
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020, INS: AMBAC		3,325,000	2,527,632
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		1,390,000	1,389,972
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		3,750,000	3,874,275
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023, INS: AMBAC		915,000	944,811
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043		900,000	1,220,148
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority, Build America Bonds, Series B, 6.731%, 7/1/2043		1,200,000	1,394,388
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	3,009,510
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	976,889
4.875%, 9/15/2017		315,000	365,570
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013, INS: AGMC		1,175,000	1,185,105
Total Municipal Bonds and Notes (Cost $17,051,865)			18,105,744

	Shares	Value ($)

Securities Lending Collateral 17.4%
Daily Assets Fund Institutional, 0.25% (f) (g) (Cost $53,982,940)	53,982,940	53,982,940

Cash Equivalents 8.6%
Central Cash Management Fund, 0.14% (f) (Cost $26,748,911)	26,748,911	26,748,911

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $431,777,228)+	141.6	439,664,416
Other Assets and Liabilities, Net	(41.6)	(129,143,588)
Net Assets	100.0	310,520,828

* Non-income producing securities.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of July 31, 2012.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $432,457,599. At July 31, 2012, net unrealized appreciation for all securities based on tax cost was $7,206,817. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,648,051 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,441,234.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2012 amounted to $52,791,970, which is 17.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(e) At July 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

GDP: Gross Domestic Product

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At July 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Federal Republic of Germany Euro-Bund	EUR	9/6/2012	45	8,004,550	67,532

At July 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/19/2012	50	6,732,813	9,265

At July 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	20,700,000	1	Floating — LIBOR	Fixed — 0.515%	15,307	—	15,307
7/16/2013 7/16/2018	7,600,000	1	Fixed — 1.148%	Floating — LIBOR	(17,789)	—	(17,789)
7/16/2013 7/16/2023	11,800,000	1	Fixed — 1.858%	Floating — LIBOR	(516)	—	(516)
7/16/2013 7/16/2033	1,000,000	1	Floating — LIBOR	Fixed — 2.322%	(2,914)	—	(2,914)
7/16/2013 7/16/2033	1,200,000	1	Fixed — 2.424%	Floating — LIBOR	6,439	—	6,439
Total net unrealized appreciation							527

Counterparty:

1 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

Currency Abbreviations
EGP Egyptian Pound EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$90,975,161	$—	$90,975,161
Mortgage-Backed Securities Pass-Throughs	—	124,884,537	—	124,884,537
Asset-Backed	—	2,725,346	—	2,725,346
Commercial Mortgage-Backed Securities	—	14,515,096	—	14,515,096
Collateralized Mortgage Obligations	—	15,161,347	—	15,161,347
Government & Agency Obligations	—	91,488,413	—	91,488,413
Loan Participations and Assignments	—	1,076,921	—	1,076,921
Municipal Bonds and Notes	—	18,105,744	—	18,105,744
Short-Term Investments (h)	80,731,851	—	—	80,731,851
Derivatives (i)	76,797	21,746	—	98,543
Total	$80,808,648	$358,954,311	$—	$439,762,959
Liabilities
Derivatives (i)	$—	$(21,219)	$—	$(21,219)
Total	$—	$(21,219)	$—	$(21,219)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended July 31, 2012.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $351,045,377) — including $52,791,970 of securities loaned	$358,932,565
Investment in Daily Assets Fund Institutional (cost $53,982,940)*	53,982,940
Investment in Central Cash Management Fund (cost $26,748,911)	26,748,911
Total investments in securities, at value (cost $431,777,228)	439,664,416
Cash	72,132
Foreign currency, at value (cost $150,236)	149,233
Receivable for investments sold	1,975,555
Receivable for investments sold — when-issued/delayed delivery securities	74,206,122
Receivable for Fund shares sold	165,086
Interest receivable	2,686,091
Receivable for variation margin on futures contracts	25,804
Unrealized appreciation on swap contracts	21,746
Foreign taxes recoverable	5,211
Other assets	31,024
Total assets	519,002,420
Liabilities
Payable upon return of securities loaned	53,982,940
Payable for investments purchased	3,550,276
Payable for investments purchased — when-issued/delayed delivery securities	150,073,217
Payable for Fund shares redeemed	532,530
Unrealized depreciation on swap contracts	21,219
Accrued management fee	120,710
Accrued Trustees' fees	1,437
Other accrued expenses and payables	199,263
Total liabilities	208,481,592
Net assets, at value	$310,520,828

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2012 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	682,545
Net unrealized appreciation (depreciation) on: Investments	7,887,188
Swap contracts	527
Futures	76,797
Foreign currency	(935)
Accumulated net realized gain (loss)	(118,115,788)
Paid-in capital	419,990,494
Net assets, at value	$310,520,828
Net Asset Value
Class A Net Asset Value and redemption price per share ($88,029,417 ÷ 7,895,560 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.15
Maximum offering price per share (100 ÷ 95.50 of $11.15)	$11.68
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($573,946 ÷ 51,426 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.16
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($5,193,549 ÷ 465,634 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.15
Class S Net Asset Value offering and redemption price per share ($205,934,915 ÷ 18,471,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.15
Institutional Class Net Asset Value offering and redemption price per share ($10,789,001 ÷ 971,400 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended July 31, 2012 (Unaudited)
Investment Income
Income: Interest	$5,499,445
Income distributions — Central Cash Management Fund	17,069
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	27,651
Total income	5,544,165
Expenses: Management fee	710,456
Administration fee	154,750
Services to shareholders	252,955
Distribution and service fees	136,549
Custodian fee	9,219
Professional fees	50,353
Reports to shareholders	30,215
Registration fees	40,001
Trustees' fees and expenses	6,919
Other	16,928
Total expenses before expense reductions	1,408,345
Expense reductions	(167,613)
Total expenses after expense reductions	1,240,732
Net investment income	4,303,433
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,625,528
Swap contracts	384,342
Futures	(168,272)
Foreign currency	(234,564)
6,607,034
Change in net unrealized appreciation (depreciation) on: Investments	589,228
Swap contracts	527
Futures	1,136,897
Foreign currency	202,592
1,929,244
Net gain (loss)	8,536,278
Net increase (decrease) in net assets resulting from operations	$12,839,711

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2012 (Unaudited)	Year Ended January 31, 2012
Operations: Net investment income	$4,303,433	$11,248,709
Net realized gain (loss)	6,607,034	6,912,194
Change in net unrealized appreciation (depreciation)	1,929,244	4,508,624
Net increase (decrease) in net assets resulting from operations	12,839,711	22,669,527
Distributions to shareholders from: Net investment income: Class A	(1,302,867)	(3,049,951)
Class B	(6,680)	(18,505)
Class C	(58,865)	(139,361)
Class S	(3,268,595)	(7,457,013)
Institutional Class	(184,412)	(413,789)
Total distributions	(4,821,419)	(11,078,619)
Fund share transactions: Proceeds from shares sold	6,664,392	34,935,778
Reinvestment of distributions	4,021,075	9,166,855
Payments for shares redeemed	(25,082,747)	(84,504,743)
Net increase (decrease) in net assets from Fund share transactions	(14,397,280)	(40,402,110)
Increase (decrease) in net assets	(6,378,988)	(28,811,202)
Net assets at beginning of period	316,899,816	345,711,018
Net assets at end of period (including undistributed net investment income of $682,545 and $1,200,531, respectively)	$310,520,828	$316,899,816

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended January 31,
Class A	Six Months Ended 7/31/12 (Unaudited)		2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$10.87		$10.50		$10.27		$9.62		$12.61		$12.60
Income (loss) from investment operations: Net investment incomea	.14		.35		.32		.42		.61		.58
Net realized and unrealized gain (loss)	.30		.36		.25		.72		(2.96)		.02
Total from investment operations	.44		.71		.57		1.14		(2.35)		.60
Less distributions from: Net investment income	(.16)		(.34)		(.34)		(.49)		(.61)		(.59)
Net realized gains	—		—		—		—		(.03)		—
Total distributions	(.16)		(.34)		(.34)		(.49)		(.64)		(.59)
Net asset value, end of period	$11.15		$10.87		$10.50		$10.27		$9.62		$12.61
Total Return (%)b	4.01	c**	6.91	c	5.64	c	12.02	c	(19.04	)c	4.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88		89		100		111		118		193
Ratio of expenses before expense reductions (%)	1.04	*	1.05		1.03		1.04		1.04		1.02
Ratio of expenses after expense reductions (%)	.96	*	.98		.95		.95		1.00		1.02
Ratio of net investment income (%)	2.62	*	3.22		3.06		4.22		5.31		4.58
Portfolio turnover rate (%)	69	**	379		392		280		203		150
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class B	Six Months Ended 7/31/12 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.88		$10.51	$10.28	$9.63	$12.62	$12.61
Income (loss) from investment operations: Net investment incomea	.10		.27	.24	.34	.52	.48
Net realized and unrealized gain (loss)	.30		.36	.25	.72	(2.95)	.02
Total from investment operations	.40		.63	.49	1.06	(2.43)	.50
Less distributions from: Net investment income	(.12)		(.26)	(.26)	(.41)	(.53)	(.49)
Net realized gains	—		—	—	—	(.03)	—
Total distributions	(.12)		(.26)	(.26)	(.41)	(.56)	(.49)
Net asset value, end of period	$11.16		$10.88	$10.51	$10.28	$9.63	$12.62
Total Return (%)b,c	3.72	**	6.11	4.85	11.17	(19.65)	4.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	1	2	3	7
Ratio of expenses before expense reductions (%)	1.97	*	1.95	1.84	2.02	1.93	1.88
Ratio of expenses after expense reductions (%)	1.71	*	1.73	1.70	1.70	1.75	1.79
Ratio of net investment income (%)	1.87	*	2.54	2.31	3.47	4.56	3.80
Portfolio turnover rate (%)	69	**	379	392	280	203	150
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class C	Six Months Ended 7/31/12 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.87		$10.50	$10.27	$9.62	$12.61	$12.60
Income (loss) from investment operations: Net investment incomea	.10		.27	.24	.34	.52	.48
Net realized and unrealized gain (loss)	.30		.36	.25	.72	(2.95)	.02
Total from investment operations	.40		.63	.49	1.06	(2.43)	.50
Less distributions from: Net investment income	(.12)		(.26)	(.26)	(.41)	(.53)	(.49)
Net realized gains	—		—	—	—	(.03)	—
Total distributions	(.12)		(.26)	(.26)	(.41)	(.56)	(.49)
Net asset value, end of period	$11.15		$10.87	$10.50	$10.27	$9.62	$12.61
Total Return (%)b,c	3.72	**	6.11	4.85	11.18	(19.67)	4.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		6	6	7	8	13
Ratio of expenses before expense reductions (%)	1.84	*	1.85	1.83	1.84	1.82	1.81
Ratio of expenses after expense reductions (%)	1.71	*	1.73	1.70	1.70	1.75	1.79
Ratio of net investment income (%)	1.88	*	2.48	2.31	3.47	4.56	3.81
Portfolio turnover rate (%)	69	**	379	392	280	203	150
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class S	Six Months Ended 7/31/12 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.86		$10.49	$10.27	$9.62	$12.61	$12.60
Income (loss) from investment operations: Net investment incomea	.16		.37	.34	.44	.64	.61
Net realized and unrealized gain (loss)	.30		.36	.24	.72	(2.96)	.02
Total from investment operations	.46		.73	.58	1.16	(2.32)	.63
Less distributions from: Net investment income	(.17)		(.36)	(.36)	(.51)	(.64)	(.62)
Net realized gains	—		—	—	—	(.03)	—
Total distributions	(.17)		(.36)	(.36)	(.51)	(.67)	(.62)
Net asset value, end of period	$11.15		$10.86	$10.49	$10.27	$9.62	$12.61
Total Return (%)b	4.22	**	7.10	5.76	12.42	(18.92)	5.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206		210	228	250	264	417
Ratio of expenses before expense reductions (%)	.84	*	.79	.81	.81	.81	.79
Ratio of expenses after expense reductions (%)	.71	*	.75	.79	.72	.75	.77
Ratio of net investment income (%)	2.87	*	3.45	3.22	4.45	5.56	4.83
Portfolio turnover rate (%)	69	**	379	392	280	203	150
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended January 31,
Institutional Class	Six Months Ended 7/31/12 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.83		$10.46	$10.23	$9.59	$12.58	$12.57
Income (loss) from investment operations: Net investment incomea	.16		.37	.35	.45	.65	.62
Net realized and unrealized gain (loss)	.30		.37	.25	.71	(2.95)	.02
Total from investment operations	.46		.74	.60	1.16	(2.30)	.64
Less distributions from: Net investment income	(.18)		(.37)	(.37)	(.52)	(.66)	(.63)
Net realized gains	—		—	—	—	(.03)	—
Total distributions	(.18)		(.37)	(.37)	(.52)	(.69)	(.63)
Net asset value, end of period	$11.11		$10.83	$10.46	$10.23	$9.59	$12.58
Total Return (%)	4.17	**	7.23	5.95	12.42	(18.88)	5.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		12	10	12	11	21
Ratio of expenses (%)	.71	*	.70	.66	.66	.65	.63
Ratio of net investment income (%)	2.86	*	3.45	3.35	4.51	5.66	4.96
Portfolio turnover rate (%)	69	**	379	392	280	203	150
a Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $123,197,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2017 ($9,370,000) and January 31, 2018 ($113,827,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 through January 31, 2012, the Fund elects to defer qualified late year losses of approximately $2,033,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending January 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended July 31, 2012, the Fund bought credit default swap contracts to economically hedge portfolio credit risk. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. As a buyer in the credit default swap contract, the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of July 31, 2012. For the six months ended July 31, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $62,600,000.

Interest Rate Swap Contracts. For the six months ended July 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of July 31, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $42,300,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended July 31, 2012, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of July 31, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $33,022,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,733,000 to $108,279,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended July 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of July 31, 2012. For the six months ended July 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,161,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $7,015,000.

The following tables summarize the value of the Fund's derivative instruments held as of July 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$21,746	$76,797	$98,543

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(21,219)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (c)	$(211,607)	$—	$252,343	$40,736
Credit Contracts (b)	—	384,342	—	384,342
Interest Rate Contracts (c)	—	—	(420,615)	(420,615)
	$(211,607)	$384,342	$(168,272)	$4,463

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from swap contracts

(c) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (c)	$202,123	$—	$60,323	$262,446
Interest Rate Contracts (b)	—	527	1,076,574	1,077,101
	$202,123	$527	$1,136,897	$1,339,547

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on swap contracts

(c) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended July 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $217,627,147 and $230,522,539, respectively. Purchases and sales of U.S. Treasury obligations aggregated $22,446,871 and $25,885,588, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the six months ended July 31, 2012, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

For the period from February 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.96%
Class B	1.71%
Class C	1.71%
Class S	.71%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2012, the Administration Fee was $154,750, of which $26,154 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2012
Class A	$42,037	$35,587	$6,450
Class B	728	728	—
Class C	2,973	2,973	—
Class S	118,962	118,962	—
Institutional Class	2,002	—	1,546
	$166,702	$158,250	$7,996

For the six months ended July 31, 2012, the Advisor agreed to reimburse the Fund $8,796 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2012
Class B	$2,265	$369
Class C	19,962	3,390
	$22,227	$3,759

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at July 31, 2012	Annualized Effective Rate
Class A	$106,935	$—	$37,099	.24%
Class B	733	58	218	.22%
Class C	6,654	509	2,032	.23%
	$114,322	$567	$39,349

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2012 aggregated $2,217.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2012, the CDSC for Class B and C shares aggregated $501 and $118, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,346, of which $3,976 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended July 31, 2012		Year Ended January 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	171,286	$1,877,673	396,861	$4,248,292
Class B	1,465	15,947	12,827	138,278
Class C	33,330	365,160	89,936	966,645
Class S	324,370	3,552,593	2,289,599	24,578,608
Institutional Class	78,507	853,019	470,914	5,003,955
		$6,664,392		$34,935,778
Shares issued to shareholders in reinvestment of distributions
Class A	100,853	$1,104,391	238,293	$2,546,413
Class B	517	5,671	1,462	15,634
Class C	4,778	52,330	11,244	120,215
Class S	244,248	2,674,271	568,368	6,070,804
Institutional Class	16,909	184,412	38,857	413,789
		$4,021,075		$9,166,855
Shares redeemed
Class A	(609,772)	$(6,679,858)	(1,960,997)	$(20,969,402)
Class B	(10,877)	(119,244)	(40,629)	(436,563)
Class C	(95,659)	(1,046,490)	(191,969)	(2,049,694)
Class S	(1,387,241)	(15,171,901)	(5,305,805)	(56,810,913)
Institutional Class	(189,401)	(2,065,254)	(397,468)	(4,238,171)
		$(25,082,747)		$(84,504,743)
Net increase (decrease)
Class A	(337,633)	$(3,697,794)	(1,325,843)	$(14,174,697)
Class B	(8,895)	(97,626)	(26,340)	(282,651)
Class C	(57,551)	(629,000)	(90,789)	(962,834)
Class S	(818,623)	(8,945,037)	(2,447,838)	(26,161,501)
Institutional Class	(93,985)	(1,027,823)	112,303	1,179,573
		$(14,397,280)		$(40,402,110)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2012 to July 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/12	$1,040.10	$1,037.20	$1,037.20	$1,042.20	$1,041.70
Expenses Paid per $1,000*	$4.87	$8.66	$8.66	$3.61	$3.60
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/12	$1,020.09	$1,016.36	$1,016.36	$1.021.33	$1,021.33
Expenses Paid per $1,000*	$4.82	$8.57	$8.57	$3.57	$3.57

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.96%	1.71%	1.71%	.71%	.71%

For more information, please refer to the Fund's prospectus.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCPIF-3
(R-023512-2 9/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 27, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 27, 2012